UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________
FORM 8-K
____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 19, 2026
____________________________
Roblox Corporation
(Exact name of Registrant as Specified in Its Charter)
____________________________

Nevada	001-39763	20-0991664
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3150 South Delaware Street, San Mateo, California		94403
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 858-2569
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
____________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	RBLX	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Director

On March 19, 2026, the Board of Directors (the “Board”) of Roblox Corporation (the “Company”) expanded the Board and elected Dennis Durkin, age 55, to serve on the Board, effective immediately. Mr. Durkin will serve as a Class II director, with a term expiring at the Company’s annual meeting of stockholders to be held in 2026. Mr. Durkin was appointed to serve as a member of the Audit and Compliance Committee of the Board (the “Audit Committee”) and the Leadership Development and Compensation Committee of the Board (the “Compensation Committee”).

Mr. Durkin previously served as the Chief Financial Officer of Activision Blizzard, Inc. until his retirement in May 2021. During his tenure at Activision Blizzard, Mr. Durkin served as Chief Financial Officer from March 2012 to May 2017 and again from January 2019 to May 2021, as Chief Corporate Officer from May 2017 to January 2019 and as President of Emerging Businesses from January 2019 to May 2021. Before joining Activision Blizzard, Mr. Durkin held positions of increasing responsibility at Microsoft Corporation from August 1999 to February 2012, most recently serving as Corporate Vice President and Chief Operating and Financial Officer of the Interactive Entertainment Business, which included the Xbox, Xbox Live, and games business. His tenure at Microsoft included two years based in London, England leading Microsoft’s pan-European corporate development and strategy. Mr. Durkin currently serves on the board of directors of On Holding AG, a sportswear company, Oura Health Oy, a health tracking company, and webAI, an AI platform company. He holds a BA in Government from Dartmouth College and an MBA from Harvard University.

In connection with Mr. Durkin’s election to the Board and in accordance with the Company’s Outside Director Compensation Policy, as amended (the “Policy”), a copy of which is filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed on May 10, 2023 and is incorporated herein in its entirety by reference, Mr. Durkin is eligible to participate in the Company’s standard compensation arrangements for Outside Directors (as defined in the Policy). Under the terms of such arrangements, Mr. Durkin will receive an annual cash retainer of $90,000 for service on the Board, an annual cash retainer of $15,000 for service as a member of the Audit Committee, an annual cash retainer of $10,000 for service as a member of the Compensation Committee, and certain equity grants as specified in the Policy.

Immediately following his appointment on March 19, 2026 (the “Initial Award Grant Date”), pursuant to the Policy, Mr. Durkin was granted (i) an award of restricted stock units (“RSUs”) having an approximate value equal to $180,000 and (ii) an award of RSUs having an approximate value equal to the product of (x) $270,000, multiplied by (y) a fraction with a numerator equal to the number of calendar days between (and including) the date Mr. Durkin first became an Outside Director and the date of the next Annual Meeting (as defined in the Policy), and a denominator equal to the number of calendar days between (and including) the date of the prior Annual Meeting and the date of the next Annual Meeting (together, an “Initial Award”). Each Initial Award is scheduled to vest over three years, with one-third of the RSUs subject to the Initial Award vesting on the first Quarterly Vesting Date (as defined in the Policy) that is on or after the one-year anniversary of the Initial Award Grant Date (the “First Vesting Date”) and as to one-third on each annual anniversary of the First Vesting Date, subject to Mr. Durkin continuing to be a Service Provider (as defined in the Policy) through the applicable vesting date. Further, Mr. Durkin will receive an annual equity award of RSUs having an approximate value equal to $270,000 (the “Annual Award”) on the date of the next Annual Meeting (the “Annual Award Grant Date”), which is scheduled to vest over one year, with 25% of the RSUs subject to the Annual Award vesting on each of the first three Quarterly Vesting Dates that are on or after the Annual Award Grant Date and as to the remaining 25% of the RSUs subject to the Annual Award on the earlier of (i) the day prior to the date of the Annual Meeting next following the Annual Award Grant Date, or (ii) the one-year anniversary of the Annual Award Grant Date, in each case, subject to Mr. Durkin continuing to be a Service Provider through the applicable vesting date.

The number of shares subject to such awards is determined by dividing the value of the applicable award by the average fair market value of a share of our Class A common stock for the 20 consecutive trading days ending on the last trading day of the month prior to the month that includes the grant date of the award. In the event of a change in control (as defined in the Company’s 2020 Equity Incentive Plan, as amended), the awards will vest in full.

The Company will enter into its standard form of indemnification agreement with Mr. Durkin, the form of which has been filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on July 31, 2025 and is incorporated herein in its entirety by reference.

There is no arrangement or understanding between Mr. Durkin and any other persons pursuant to which Mr. Durkin was elected as a director. Other than the indemnification agreement described in the foregoing paragraph, Mr. Durkin is not a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On March 20, 2026, the Company issued a press release announcing Mr. Durkin’s appointment to the Board. The press release is attached hereto as Exhibit 99.1 and incorporated herein in its entirety by reference.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Description
99.1	Press Release dated March 20, 2026
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROBLOX CORPORATION

Date: March 20, 2026	By:	/s/ Mark Reinstra
Mark Reinstra Chief Legal Officer & Corporate Secretary
2